                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                          DATE OF REPORT - MAY 23, 2000

                          AMERICAN VANGUARD CORPORATION
             (Exact name of registrant as specified in its charter)



      DELAWARE                        0-6354                    95-2588080
(State of incorporation)        (Commission File No.)       (IRS Employer No.)


4695 MACARTHUR COURT, NEWPORT BEACH, CALIFORNIA                    92660
  (Address of principal executive offices)                       (Zip Code)



                                 (949) 260-1200
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.       OTHER EVENTS.

              On May 15, 2000, American Vanguard Corporation issued the press release attached hereto as Exhibit 99.2. The release announced that Amvac Chemical Corporation, a wholly-owned subsidiary of American Vanguard Corporation, purchased from GBB Biosciences Corporation, its worldwide Dacthal(R) (DCPA) herbicide product line, all as more particularly described in
Exhibit 99.2.

ITEM 7.       EXHIBITS.

              99.2    Press release issued May 15, 2000.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN VANGUARD CORPORATION

Date: May 23, 2000                      By:  /s/ J. A. Barry
                                             -----------------------------------
                                             J. A. Barry
                                             Senior Vice President
                                             Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                              DESCRIPTION

99.2                                Press Release issued May 15, 2000